Exhibit 99.3

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Available; 30yr Low Fico; '; '
================================================================================

Pool Summary                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Conforming                                       186    $30,557,727.00    58.69%
Non-Conforming                                    51     21,508,042.00    41.31
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Adjusted Balance: $52,065,768.23
Data as of Date: 2004-06-01
GROSS WAC: 6.5877%
NET WAC: 6.319%
% SF/PUD: 81.69%
% FULL/ALT: 9.53%
% CASHOUT: 48.00%
% PURCHASE: 94.42%
% INVESTOR: 0.00%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 73.30%
% FICO > 679: 32.97%
% NO FICO: 1.35%
WA FICO: 667
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 17.57%
Latest Maturity Date: 20340501
Loans with Prepay Penalties: 0.00%

Product Type                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
30 YR FXD                                        237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Original Balance                               COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
$0.01 - $50,000.00                                 6       $244,796.00     0.47%
$50,000.01 - $100,000.00                          28      2,069,841.00     3.98
$100,000.01 - $150,000.00                         56      6,937,545.00    13.32
$150,000.01 - $200,000.00                         50      8,765,751.00    16.84
$200,000.01 - $250,000.00                         18      3,956,492.00     7.60
$250,000.01 - $300,000.00                         21      5,751,896.00    11.05
$300,000.01 - $350,000.00                         14      4,509,751.00     8.66
$350,000.01 - $400,000.00                         18      6,646,284.00    12.77
$400,000.01 - $450,000.00                          8      3,392,780.00     6.52
$450,000.01 - $500,000.00                          9      4,322,975.00     8.30
$500,000.01 - $550,000.00                          4      2,107,065.00     4.05
$550,000.01 - $600,000.00                          2      1,183,736.00     2.27
$600,000.01 - $650,000.00                          1        631,029.00     1.21
$700,000.01 - $750,000.00                          1        747,955.00     1.44
$750,000.01 - $800,000.00                          1        797,871.00     1.53
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: $25,000.00
Maximum: $800,000.00
Average: $220,306.57

Unpaid Balance                                 COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
$0.01 - $50,000.00                                 6       $244,796.00     0.47%
$50,000.01 - $100,000.00                          28      2,069,841.00     3.98
$100,000.01 - $150,000.00                         56      6,937,545.00    13.32
$150,000.01 - $200,000.00                         50      8,765,751.00    16.84
$200,000.01 - $250,000.00                         18      3,956,492.00     7.60
$250,000.01 - $300,000.00                         22      6,051,526.00    11.62
$300,000.01 - $350,000.00                         13      4,210,121.00     8.09
$350,000.01 - $400,000.00                         19      7,045,857.00    13.53
$400,000.01 - $450,000.00                          7      2,993,207.00     5.75
$450,000.01 - $500,000.00                          9      4,322,975.00     8.30
$500,000.01 - $550,000.00                          4      2,107,065.00     4.05
$550,000.01 - $600,000.00                          2      1,183,736.00     2.27
$600,000.01 - $650,000.00                          1        631,029.00     1.21
$700,000.01 - $750,000.00                          1        747,955.00     1.44
$750,000.01 - $800,000.00                          1        797,871.00     1.53
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Gross Rate                                     COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
6.251% - 6.500%                                  131    $29,608,889.00    56.87%
6.501% - 6.750%                                   90     19,106,220.00    36.70
6.751% - 7.000%                                   11      2,438,240.00     4.68
7.001% - 7.250%                                    4        838,137.00     1.61
7.501% - 7.750%                                    1         74,282.00     0.14
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
Minimum: 6.450%
Maximum: 7.625%
Weighted Average: 6.588%

Net Rate                                       COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
6.001% - 6.250%                                  145    $32,253,803.00    61.95%
6.251% - 6.500%                                   81     17,527,303.00    33.66
6.501% - 6.750%                                    8      1,703,075.00     3.27
6.751% - 7.000%                                    2        507,305.00     0.97
7.251% - 7.500%                                    1         74,282.00     0.14
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 6.200%
Maximum: 7.375%
Weighted Average: 6.319%

Original Term to Maturity                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
360 - 360                                        237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity              COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
301 - 359                                        237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 351
Maximum: 359
Weighted Average: 356


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 9, 2004 08:52                    Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Available; 30yr Low Fico; '; '
================================================================================

Seasoning                                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
1 - 1                                              8     $1,009,710.00     1.94%
2 - 2                                             32      8,547,163.00    16.42
3 - 3                                             76     16,455,688.00    31.61
4 - 4                                             58     13,818,784.00    26.54
5 - 5                                             47      8,956,730.00    17.20
6 - 6                                              8      1,606,052.00     3.08
7 - 12                                             8      1,671,641.00     3.21
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 1
Maximum: 9
Weighted Average: 4

FICO Scores                                    COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
0 - 0                                              4       $704,347.00     1.35%
570 - 579                                          1         89,841.00     0.17
580 - 589                                          2        272,660.00     0.52
590 - 599                                          1        175,841.00     0.34
600 - 609                                          3        328,382.00     0.63
610 - 619                                          7      1,610,493.00     3.09
620 - 629                                          9      2,080,421.00     4.00
630 - 639                                         13      2,415,035.00     4.64
640 - 649                                         11      3,284,655.00     6.31
650 - 659                                         20      5,581,606.00    10.72
660 - 669                                         40      8,175,276.00    15.70
670 - 679                                         41     10,179,548.00    19.55
680 - 689                                         36      6,643,960.00    12.76
690 - 699                                         34      7,711,065.00    14.81
700 - 709                                         15      2,812,638.00     5.40
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0
Maximum: 700
Weighted Average: 667

Loan To Value Ratio                            COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
15.001% - 20.000%                                  1       $167,703.00     0.32%
20.001% - 25.000%                                  2        219,049.00     0.42
25.001% - 30.000%                                  1         77,859.00     0.15
30.001% - 35.000%                                  1         24,416.00     0.05
35.001% - 40.000%                                  2        186,287.00     0.36
45.001% - 50.000%                                  7      2,209,585.00     4.24
50.001% - 55.000%                                  6      1,239,047.00     2.38
55.001% - 60.000%                                  9      1,652,149.00     3.17
60.001% - 65.000%                                 10      2,226,541.00     4.28
65.001% - 70.000%                                 25      6,498,762.00    12.48
70.001% - 75.000%                                 36      8,377,634.00    16.09
75.001% - 80.000%                                126     27,412,684.00    52.65
80.001% - 85.000%                                 10      1,614,195.00     3.10
95.001% - 100.000%                                 1        159,860.00     0.31
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 19.31%
Maximum: 100.00%
Weighted Average: 73.30%

Combined Loan To Value Ratio                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
15.001% - 20.000%                                  1       $167,703.00     0.32%
20.001% - 25.000%                                  2        219,049.00     0.42
30.001% - 35.000%                                  1         24,416.00     0.05
35.001% - 40.000%                                  2        186,287.00     0.36
45.001% - 50.000%                                  7      2,209,585.00     4.24
50.001% - 55.000%                                  7      1,458,245.00     2.80
55.001% - 60.000%                                  8      1,432,951.00     2.75
60.001% - 65.000%                                  9      1,739,871.00     3.34
65.001% - 70.000%                                 24      6,401,777.00    12.30
70.001% - 75.000%                                 36      7,944,626.00    15.26
75.001% - 80.000%                                120     26,002,097.00    49.94
80.001% - 85.000%                                 10      1,614,195.00     3.10
85.001% - 90.000%                                  2      1,141,896.00     2.19
90.001% - 95.000%                                  3        739,227.00     1.42
95.001% - 100.000%                                 5        783,845.00     1.51
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 19.31%
Maximum: 100.00%
Weighted Average: 74.19%

DTI                                            COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
<= 0.000%                                        157    $34,738,486.00    66.72%
6.001% - 11.000%                                   1        187,487.00     0.36
16.001% - 21.000%                                  2        682,507.00     1.31
21.001% - 26.000%                                  5        815,899.00     1.57
26.001% - 31.000%                                 11      2,692,941.00     5.17
31.001% - 36.000%                                  8      2,451,185.00     4.71
36.001% - 41.000%                                 22      4,638,524.00     8.91
41.001% - 46.000%                                 15      2,944,717.00     5.66
46.001% - 51.000%                                  8      1,570,507.00     3.02
51.001% - 56.000%                                  5        830,439.00     1.59
56.001% - 61.000%                                  1        116,382.00     0.22
61.001% - 66.000%                                  2        396,695.00     0.76
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Minimum: 0.000%
Maximum: 64.810%
Weighted Average: 37.602%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 9, 2004 08:52                    Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Available; 30yr Low Fico; '; '
================================================================================

Geographic Concentration                       COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
NY                                                36     $9,727,316.00    18.68%
CA                                                39      9,147,453.00    17.57
FL                                                30      6,116,836.00    11.75
NJ                                                19      4,310,656.00     8.28
MD                                                 7      2,026,213.00     3.89
IL                                                 7      1,939,661.00     3.73
MI                                                 4      1,745,708.00     3.35
GA                                                 7      1,703,315.00     3.27
MN                                                 8      1,489,493.00     2.86
MA                                                 4      1,417,894.00     2.72
AZ                                                11      1,399,568.00     2.69
WA                                                 7      1,273,903.00     2.45
VA                                                 5      1,234,272.00     2.37
CT                                                 4      1,123,395.00     2.16
OH                                                 5        919,860.00     1.77
PA                                                 5        773,116.00     1.48
ME                                                 2        665,013.00     1.28
NV                                                 1        631,029.00     1.21
TX                                                 5        536,669.00     1.03
WI                                                 3        511,607.00     0.98
NH                                                 3        476,136.00     0.91
NM                                                 1        429,255.00     0.82
NC                                                 4        393,705.00     0.76
OK                                                 3        339,433.00     0.65
CO                                                 1        314,091.00     0.60
IN                                                 3        274,711.00     0.53
TN                                                 2        269,972.00     0.52
MO                                                 2        205,110.00     0.39
KS                                                 1        141,604.00     0.27
UT                                                 1        117,580.00     0.23
SC                                                 1        104,814.00     0.20
LA                                                 1         55,867.00     0.11
OR                                                 1         54,950.00     0.11
ID                                                 1         53,850.00     0.10
IA                                                 1         53,454.00     0.10
VT                                                 1         48,368.00     0.09
KY                                                 1         39,891.00     0.08
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

North-South CA                                 COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
States Not CA                                    198    $42,918,316.00    82.43%
South CA                                          33      7,620,304.00    14.64
North CA                                           6      1,527,148.00     2.93
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Zip Code Concentration                         COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
32119                                              1       $797,871.00     1.53%
48304                                              1        747,955.00     1.44
89135                                              1        631,029.00     1.21
33042                                              1        598,912.00     1.15
20874                                              1        584,824.00     1.12
Other                                            232     48,705,177.00    93.55
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Loan Purpose                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Cash Out Refi                                    112    $24,994,030.00    48.00%
Purchase                                          84     18,123,546.00    34.81
Rate & Term Refi                                  41      8,948,192.00    17.19
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Cashout Indicator                              COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
No                                               125    $27,071,738.00    52.00%
Yes                                              112     24,994,030.00    48.00
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Document Type                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
No Income No Asset                                61    $12,162,459.00    23.36%
No Doc                                            46      8,786,828.00    16.88
No Ratio                                          17      6,006,245.00    11.54
Full                                              29      4,705,866.00     9.04
No Income No Appraisal                            10      4,678,117.00     8.99
Reduced                                           12      4,562,220.00     8.76
Stated Doc                                        11      3,133,589.00     6.02
No Income Verified                                16      2,748,242.00     5.28
Stated Income Full Asset                          11      1,887,625.00     3.63
DL                                                11      1,442,240.00     2.77
Limited Income Full Asset                          4        920,923.00     1.77
Asset Only                                         4        420,047.00     0.81
Easy Doc                                           4        355,821.00     0.68
Alternate                                          1        255,547.00     0.49
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Property Type                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Single Family                                    158    $36,062,185.00    69.26%
Pud                                               30      6,467,963.00    12.42
Low Rise Condo (2-4 floors)                       23      3,485,100.00     6.69
Two Family                                        13      3,214,099.00     6.17
Four Family                                        3        929,633.00     1.79
Coop                                               5        747,659.00     1.44
Condomimium                                        3        605,214.00     1.16
Three Family                                       2        553,915.00     1.06
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Occupancy                                      COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Owner Occupied                                   217    $49,158,784.00    94.42%
Second Home                                       20      2,906,985.00     5.58
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Prepayment Penalty (Months)                    COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
0.000                                            237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
wa Term: 0.000


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 9, 2004 08:52                    Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

                         Available; 30yr Low Fico; '; '
================================================================================

Balloon Flag                                   COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
Not a Balloon Loan                               232    $50,998,264.00    97.95%
                                                   5      1,067,504.00     2.05
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Lien Position                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
1                                                237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%

Mortgage Ins.                                  COUNT               UPB        %
--------------------------------------------   -----   ---------------   ------
AMIC                                               1       $105,821.00     0.20%
MGIC                                               1        162,068.00     0.31
PMI Mortgage Insurance                             4        829,427.00     1.59
Radian Guaranty                                    1        246,420.00     0.47
United Guaranty                                    4        430,319.00     0.83
LTV <=80                                         226     50,291,714.00    96.59
--------------------------------------------   -----   ---------------   ------
Total:                                           237    $52,065,768.00   100.00%
--------------------------------------------   -----   ---------------   ------
% LTV > 80 NO MI: 0.00%


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================
                                Jun 9, 2004 08:52                    Page 4 of 4